UNITED STATES SECURITIES AND EXCHANGE COMMISSION Washington, D.C. 20549

FORM 8-K

CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): January 15, 2008

PFF BANCORP, INC. (Exact name of registrant as specified in its charter)

Delaware	001-16845	95-4561623
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

9337 Milliken Avenue Rancho Cucamonga, CA (Address of principal executive offices)		91730 (Zip Code)

Registrant's telephone number, including area code: (909) 941-5400

Not Applicable (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425).

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12).

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b)).

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c)).

Item 8.01            Other Events.

On January 15, 2008, PFF Bancorp, Inc. announced preliminary credit-related information for the quarter ended December 31, 2007 and revised date for earnings release and conference call.

A copy of the press release dated January 15, 2008, describing this item is attached as Exhibit 99.1

Item 9.01            Financial Statements and Exhibits.

The following exhibit is filed with this report:

Exhibit No.             Description

99.1
PFF Bancorp, Inc. press release dated January 15, 2008.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PFF BANCORP, INC.

	By:	/s/ Gregory C. Talbott
Gregory C. Talbott Senior Executive Vice President, Chief Operating Officer/Chief Financial Officer and Treasurer
Date: January 16, 2008